UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2011

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia  30309

(Address of principal executive offices)  (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2011, the Leadership and Compensation Committee (the “Compensation Committee”) of the Board of Directors of EarthLink, Inc. (the “Company”), after taking into account a competitive market review, determined to take the following actions:

To amend and restate the Amended and Restated Change-in-Control Accelerated Vesting and Severance Plan (the “CIC Plan”).  The CIC Plan maintains a “double trigger” for the payment of benefits under the CIC Plan as well as the levels of benefits payable; extends the period following a “change in control” during which termination of employment will trigger the payment of benefits to 24 months; and adds a 12 month noncompetition requirement for executive officers and a related payment if an executive officer’s employment is terminated under circumstances set forth in the CIC Plan.  All of the Company’s executive officers participate in the CIC Plan, other than Messrs. Huff and Wetzel whose change in control arrangements are provided for in their employment agreements as provided below. The CIC Plan, as amended and restated, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The description of the CIC Plan set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the CIC Plan set forth on Exhibit 10.1.

To adopt the EarthLink, Inc. Severance Plan (the “Severance Plan”).  The Severance Plan, which will be effective January 1, 2012, is a single plan which replaces all current severance plans in which employees of the Company and its subsidiaries currently participate.  The Severance Plan provides for graduated levels of severance for Company executive officers and other Company employee levels.  The Severance Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  The description of the Severance Plan set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the Severance Plan set forth on Exhibit 10.2.

To amend and restate the Amended and Restated Employment Agreement, dated December 30, 2008, between the Company and Rolla P. Huff, the Company’s Chief Executive Officer (the “Huff Employment Agreement”).  The Huff Employment Agreement has a term of December 31, 2012 and may be terminated on 90 days notice prior to the end of the initial term or any subsequent term.  If not terminated prior to the end of a term, the Huff Employment Agreement renews for an additional year.  However, upon a “change in control,” the term automatically extends until 24 months following the change in control.  The Company’s providing a notice of nonrenewal would permit Mr. Huff to terminate the Huff Employment Agreement for “good reason.”  The Huff Employment Agreement also incorporates into one document all benefits that Mr. Huff would receive upon termination of employment, including upon a change in control. Mr. Huff will no longer participate in the CIC Plan.  The Huff Employment Agreement also reflects updated terms of Mr. Huff’s employment.  The Huff Employment Agreement, as amended and restated, is attached hereto as Exhibit 10.3 and is incorporated herein by reference.  The description of the Huff Employment Agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Huff Employment Agreement set forth on Exhibit 10.3.

To amend and restate the Amended and Restated Employment Agreement, dated December 30, 2008, between the Company and Joseph M. Wetzel, the Company’s President and Chief Operating Officer (the “Wetzel Employment Agreement”).  The Wetzel Employment Agreement has a term of December 31, 2012 and may be terminated on 90 days notice prior to the end of the initial term or any subsequent term.  If not terminated prior to the end of a term, the Wetzel Employment Agreement renews for an additional year.  However, upon a “change in control,” the term automatically extends until 24 months following the change in control.  The Company’s providing a notice of renewal would permit Mr. Wetzel to terminate the Wetzel Employment Agreement for “good reason.”  The Wetzel Employment Agreement also incorporates into one document all benefits that Mr. Wetzel would receive upon termination of employment, including upon a change in control. Mr. Wetzel will no longer participate in the CIC Plan.  The Wetzel Employment Agreement eliminates Mr. Wetzel’s right to receive a “single trigger” payment upon a “non-public change in control event;” provided that in order to comply with Section 409A of the Internal Revenue Code, the elimination of this right does not become effective until 12 months from the date of the Wetzel Employment Agreement.  The Wetzel Employment Agreement changes the amount of the severance payment upon termination of the agreement by the Company (other than for “cause”) or by Mr. Wetzel for “good reason” to 150% of Mr. Wetzel’s salary and target bonus (less a noncompete payment) and extends the noncompetition period following termination of employment to 18 months.  The Wetzel Employment Agreement also reflects updated terms of Mr. Wetzel’s employment.  The Wetzel Employment Agreement, as amended and restated, is attached hereto as Exhibit 10.4 and is incorporated herein by reference.  The description of the Restated Wetzel Employment Agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the Wetzel Employment Agreement set forth on Exhibit 10.4.

Item 8.01  Other Events.

On October 18, 2011, the Board of Directors amended the Corporation’s Common Stock Ownership and Retention Guidelines to include all executive officers in addition to the members of the Board of Directors and the Chief Executive Officer (the “Guidelines”).  These Guidelines are available for review at the following website, www.earthlink.net, by selecting the following links: “About Us,” then “Investor Relations,” and then “Corporate Governance.”

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Change-in-Control Accelerated Vesting and Severance Plan.
10.2	EarthLink, Inc. Severance Plan
10.3	Second Amended and Restated Employment Agreement between the Company and Rolla P. Huff, dated October 18, 2011.
10.4	Second Amended and Restated Employment Agreement between the Company and Joseph M. Wetzel, dated October 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

By:	/s/ Bradley A. Ferguson

Name: Bradley A. Ferguson
Title: Chief Financial Officer

Date: October 21, 2011

Exhibit Index

Exhibit No.	Description
10.1	Second Amended and Restated Change-in-Control Accelerated Vesting and Severance Plan.
10.2	EarthLink, Inc. Severance Plan
10.3	Second Amended and Restated Employment Agreement between the Company and Rolla P. Huff, dated October 18, 2011.
10.4	Second Amended and Restated Employment Agreement between the Company and Joseph M. Wetzel, dated October 18, 2011.